UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Section 240.14a-12

HUIFENG BIO-PHARMACEUTICAL TECHNOLOGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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HUIFENG BIO-PHARMACEUTICAL TECHNOLOGY, INC
16B/F Ruixin Road Bldg. No. 25
Gaoxin Road Xi An 710075
Shaanxi Province, China

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 28, 2008

July 3, 2008

Dear Stockholder:

You are invited to attend the Annual Meeting of Stockholders of Huifeng Bio-Pharmaceutical Technology, Inc. (the “Company,” “we” or “our”), which will be held at Novotel Century Hong Kong Hotel at No.238 Jaffe Road, Wanchai, Hong Kong, on Monday, July 28, 2008, at 3:00 pm.(Hong Kong Time ).

We discuss the matters to be acted upon at the meeting in more detail in the attached Notice of Annual Meeting and Proxy Statement. There are two specific items for which you are being asked to vote: (i) the election of a full slate of three (3) directors to the Board of Directors of the Corporation; (ii) the ratification of the Company’s independent auditors for. Your Board of Directors recommends that you vote “FOR” the three (3) individuals nominated, “FOR” ratification of the independent auditors. Included with the Proxy Statement is a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2007. We encourage you to read the Form 10-K. It includes our audited financial statements and information about our operations, markets and products.

You can vote by signing and returning the enclosed proxy card in the postage prepaid envelope provided or via facsimile. Returning the proxy card by mail or by facsimile will ensure your representation at the meeting but does not deprive you of your right to attend the meeting and to vote your shares in person. The Proxy Statement explains more about how to vote by proxy. Please read it carefully.

We hope that you can attend the Annual Meeting. You will be required to present photo identification to gain admission to the Annual Meeting. Whether or not you plan to attend, you can be sure that your shares are represented at the meeting by promptly voting by one of the methods provided. Any stockholder attending the Annual Meeting may vote in person, even if that stockholder has returned a proxy. Your vote is important, whether you own a few shares or many.

If you have questions concerning the Annual Meeting or your stock ownership, please call our Mr. Xinwen Hou, our Secretary, at 0086-29 8824 2597. Thank you for your continued support of Huifeng Bio-Pharmaceutical Technology, Inc.

Very truly yours,

/s/ Jing’an Wang
Jing’an Wang
Chief Executive Officer

This document is dated July 3, 2008 and is being first mailed to stockholders of Huifeng Bio-Pharmaceutical Technology, Inc. on or about July 3, 2008.

HUIFENG BIO-PHARMACEUTICAL TECHNOLOGY, INC
16B/F Ruixin Road Bldg. No. 25
Gaoxin Road Xi An 710075
Shaanxi Province, China

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 28, 2008

July 3, 2008

To the Stockholders of

HUIFENG BIO-PHARMACEUTICAL TECHNOLOGY, INC.:

NOTICE IS HEREBY given that the 2008 Annual Meeting of Stockholders (the “Annual Meeting”) of Huifeng Bio-Pharmaceutical Technology, Inc. (the “Company”) will be held at Novotel Century Hong Kong Hotel at No.238 Jaffe Road, Wanchai, Hong Kong, on Monday, July 28, 2008, at 3:00 pm.(Hong Kong Time ).for the following purposes:

1)	To elect three (3) members of the Board of Directors to hold office until the Annual Meeting of Stockholders in 2009, and until their successors are duly elected and qualified;

2)	To ratify the appointment of Jimmy C.H. Cheung & Co as our independent auditors the fiscal year ending December 31, 2008;

More information about these business items is described in the proxy statement accompanying this notice. Any of the above matters may be considered at the Annual Meeting at the date and time specified above or at an adjournment or postponement of such meeting.

Your vote is important. Whether or not you plan to attend the meeting in person, it is important that your shares be represented. Please vote as soon as possible.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jing’an Wang
Jing’an Wang
Chief Executive Officer

YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS INSTRUCTED.

HUIFENG BIO-PHARMACEUTICAL TECHNOLOGY, INC

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To be held July 28, 2008

HUIFENG BIO-PHARMACEUTICAL TECHNOLOGY, INC
PROXY STATEMENT FOR 2008 ANNUAL MEETING OF STOCKHOLDERS

General

These proxy materials are furnished to you for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on Monday, July 28, 2008 at 3:00 p.m. (Hong Kong Time), or at any postponement or adjournment of the Annual Meeting, for the purposes set forth herein and in the foregoing Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at Novotel Century Hong Kong Hotel at No.238 Jaffe Road, Wanchai, Hong Kong. Stockholders are invited to attend the Annual Meeting and are asked to vote on the proposals described in this proxy statement.

Copies of this Proxy Statement and of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 have been furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of common stock of the Company held in their names. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, as filed with the Securities and Exchange Commission, is also available from the Company, without charge, upon request made in writing to the Company’s CFO at 16B/F Ruixin Bldg. No.25 Gaoxin Road, Xi’an 710075 Shaanxi Province, China, or by downloading it online at www.hfgb.cn. Your attention is directed to the financial statements and Management’s Discussion and Analysis in such Annual Report, which provide additional important information concerning the Company. This Proxy Statement and the related Proxy Forms are being first mailed to stockholders of Huifeng Bio-Pharmaceutical Technology, Inc. on or about May 11, 2008.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Q: What is the purpose of the Annual Meeting?

A: To vote on the following proposals:

•	To elect three (3) members of the Board of Directors to hold office until the Annual Meeting of Stockholders in 2009, and until their successors are duly elected and qualified; and

•	To ratify the appointment of Jimmy C.H. Cheung & Co as our independent auditors the fiscal year ending December 31, 2008;

Q: What are the Board of Directors’ recommendations?

A: The Board recommends a vote:

•	FOR the election of the three (3) nominees as directors;

•	FOR the ratification and appointment of Jimmy C.H. Cheung & Co as our independent auditors the fiscal year ending December 31, 2008;

•	FOR or AGAINST other matters that properly come before the Annual Meeting, as the proxy holders deem advisable.

Q:  Who is entitled to vote at the meeting?

A:  Stockholders Entitled to Vote. Stockholders who our records show owned shares of Huifeng Bio-Pharmaceutical Technology, Inc. as of the close of business on July 3, 2008 (the “Record Date”) may vote at the Annual Meeting. On the Record Date, we had a total of 18,466,169 shares of Common Stock issued and outstanding held of record by 700 stockholders. The stock transfer books will not be closed between the Record Date and the date of the meeting. Each share of Huifeng Bio-Pharmaceutical Technology, Inc. Common Stock is entitled to one vote.

Registered Stockholders. If your shares are registered directly in your name with Huifeng Bio-Pharmaceutical Technology, Inc.’s transfer agent, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent to you by Huifeng Bio-Pharmaceutical Technology, Inc. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Street Name Stockholders. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name. These proxy materials are being forwarded to you by your broker or nominee, who is considered, with respect to those shares, the record holder. As the beneficial owner, you have the right to direct your broker or nominee how to vote, and you are also invited to attend the Annual Meeting. However, since you are not the record holder, you may not vote these shares in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Your broker or nominee has enclosed a voting instruction card for you to use.

Q: Can I attend the meeting in person?

A: You are invited to attend the Annual Meeting if you are a registered stockholder or a street name stockholder as of July 3, 2008. In addition, you will be required to present photo identification, such as a driver’s license or passport, to gain admission to the Annual Meeting.

Q: How can I vote my shares?

A: Registered Stockholders:  Registered stockholders may vote in person at the Annual Meeting or by one of the following methods:

•	By Mail. Complete, sign and date the enclosed proxy card and return it in the prepaid envelope provided;

•	By Fax. Complete, sign and date the enclosed proxy card and fax to Interwest Transfer Co., Inc. at (801) 277-3147;

Please note that voting facilities for registered stockholders will close at 12:00 p.m. Pacific Time on July 24, 2008.

Street Name Stockholders: If your shares are held by a broker, bank or other nominee, you must follow the instructions on the form you receive from your broker, bank or other nominee in order for your shares to be voted. Please follow their instructions carefully. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must request a legal proxy from the bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Annual Meeting to vote your shares.

 Based on the instructions provided by the broker, bank or other holder of record of their shares, street name stockholders may generally vote by one of the following methods:

• By Mail. You may vote by signing, dating and returning your voting instruction card in the enclosed pre-addressed envelope;

• By Methods Listed on Voting Instruction Card. Please refer to your voting instruction card or other information forwarded by your bank, broker or other holder of record to determine whether you may vote by mail or fax, and follow the instructions on the voting instruction card or other information provided by the record holder; or

• In Person with a Proxy from the Record Holder. A street name stockholder who wishes to vote at the Annual Meeting will need to obtain a legal proxy from his or her bank or brokerage firm. Please consult the voting instruction card sent to you by your bank or broker to determine how to obtain a legal proxy in order to vote in person at the Annual Meeting.

Q: If I sign a proxy, how will it be voted?

A: When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. However, if no specific instructions are given, the shares will be voted in accordance with the above recommendations of our Board of Directors. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote?”

Q: What should I do if I get more than one proxy or voting instruction card?

A: Stockholders may receive more than one set of voting materials, including multiple copies of these proxy materials and multiple proxy cards or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive a separate voting instruction card for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one proxy card. You should sign and return all proxies and voting instruction cards you receive relating to our Annual Meeting to ensure that all of your shares are voted.

Q: Can I change my vote?

A: You may change your vote at any time prior to the vote at the Annual Meeting. To revoke your proxy instructions and change your vote if you are a stockholder of record, you must (i) attend the Annual Meeting and vote your shares in person, (ii) advise Mr. Xinwen Hou, the Company’s Secretary, at our principal executive office in writing before the proxy holders vote your shares, or (iii) deliver later dated and signed proxy instructions before the proxy holders vote your shares.

Q: What happens if I decide to attend the Annual Meeting but I have already voted or submitted a proxy covering my shares?

A: You may attend the meeting and vote in person even if you have already voted or submitted a proxy. Please be aware that attendance at the Annual Meeting will not, by itself, revoke a proxy. If a bank, broker or other nominee holds your shares and you wish to attend the Annual Meeting and vote in person, you must obtain a “legal proxy” from the record holder of the shares giving you the right to vote the shares.

Q: How are votes counted?

A: The Annual Meeting will be held if a majority of the outstanding shares of Common Stock entitled to vote is represented in person or by proxy at the meeting. If you have returned valid proxy instructions or attend the Annual Meeting in person, your Common Stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the meeting.

Shares that are voted “WITHHELD” or “ABSTAIN” are treated as being present for purposes of determining the presence of a quorum and as entitled to vote on a particular subject matter at the Annual Meeting. If you hold shares of Huifeng Bio-Pharmaceutical Technology, Inc. common stock in street name through a bank, broker or other nominee holder, the nominee holder may only vote your shares in accordance with your instructions. If you do not give specific instructions to your nominee holder as to how you want your shares voted, your nominee will indicate that it does not have authority to vote on the proposal, which will result in what is called a “broker non-vote.” All shares of Huifeng Bio-Pharmaceutical Technology, Inc. common stock represented at the Annual Meeting, including broker non-votes and abstentions, will be counted for purposes of determining the presence of a quorum.

Q: Who will tabulate the votes?

A: Huifeng Bio-Pharmaceutical Technology, Inc. will designate Interwest Transfer Co., Inc. as the Inspector of Election who will tabulate the votes.

Q: Who is making this solicitation?

A: This proxy is being solicited on behalf of Huifeng Bio-Pharmaceutical Technology, Inc.’s Board of Directors.

Q: Who pays for the proxy solicitation process?

A: Huifeng Bio-Pharmaceutical Technology, Inc. will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We do not plan to retain a solicitor to assist with the solicitation. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by facsimile. None of these individuals will receive any additional or special compensation for doing this, although we will reimburse these individuals for their reasonable out-of-pocket expenses.

Q: May I propose actions for consideration at next year’s annual meeting of stockholders or nominate individuals to serve as directors?

A: You may present proposals for action at a future meeting only if you comply with the requirements of the proxy rules established by the Securities and Exchange Commission (“SEC”) and our bylaws. In order for a stockholder proposal to be included in our Proxy Statement and form of Proxy relating to the meeting for our 2008 Annual Meeting of Stockholders under rules set forth in the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), the proposal must be received by us no later than 5:00 p.m. (Pacific Standard Time) not less than the 120th calendar day prior to the first anniversary of the mailing of the notice for the preceding year’s annual meeting. Accordingly, stockholder proposals intended to be presented in our proxy materials for the 2008 Annual Meeting must be received by the Company's Corporate Secretary, on or before March 26, 2009 and must satisfy the requirements of the proxy rules promulgated by the Securities and Exchange Commission.

Q: How do I obtain a separate set of proxy materials or request a single set for my household?

A: If you share an address with another stockholder and have the same last name, you will receive only one set of proxy materials (including our Annual Report on Form 10-KSB and proxy statement). If you wish to receive a separate proxy statement at this time, please request the additional copy by contacting our transfer agent, Interwest Transfer Co., Inc. by telephone at (801) 272-9294, or by facsimile at (801) 277-3147.

You may also request to receive a separate Annual Report and a separate proxy statement by writing to: Huifeng Bio-Pharmaceutical Technology, Inc., 16B/F Ruixin Bldg., No.25 Gaoxin Road, Xi’an 710075 Shaanxi Province, China.

Q: What if I have questions about lost stock certificates or need to change my mailing address?

A: You may contact our transfer agent, , Interwest Transfer Co., Inc. by telephone at (801) 272-9294, or by facsimile at (801) 277-3147, if you have lost your stock certificate or need to change your mailing address.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

The Board of Directors is presently composed of three (3) members Jiang’an Wang, Sanding Tao, and Xinwen Hou. Mr.Wang serves as Chairman of the Board of Directors. The Company has adopted the independence standards promulgated by the American Stock Exchange. Based on these standards, the Board has determined that each of the directors is not an independent director within the meaning set forth in the rules of the American Stock Exchange, as currently in effect. There are no family relationships between any director and executive officer.

The Board of Directors of Huifeng Bio-Pharmaceutical Technology, Inc. held seven meetings during fiscal year 2007, all of which were special meetings. No meetings were held by Huifeng Bio-Pharmaceutical Technology, Inc. Three meetings were held by Huifeng Bio-Pharmaceutical Technology, Inc. until June 24, 2008. Each director attended 100% of the aggregate number of meetings of our Board of Directors and the committees on which each director served during fiscal year 2007 and was eligible to attend.

Information about the Directors and Nominees

Set forth below is information regarding our directors and the nominees as of June 24, 2008:

Name	Age	Position	Director Since*

Jing’an Wang	48	Chief Executive Officer and Director	2004

Sanding Tao	40	Chief Financial Officer and Director	2004

Xinwen Hou	40	Secretary and Director	2004

Jingan Wang

Mr. Jingan Wang, age 48, Chief Executive Officer of the Company, is the founder and currently serves as President of Huifeng. Mr. Wang has over fifteen years of experience in accounting and financial management area. Mr. Wang has served as Accounting Supervisors and Chief Financial Officers for various companies during his professional career. Before Mr. Wang founded Huifeng in 2000, he was the Chief Financial Officer for Wei Xing Enterprises from 1999 to 2000. In 2004, he was awarded "the Entrepreneur of the Year" by the Xi’an Hi Tech Development Zone. Mr. Wang is also a certified public accountant.

Sanding Tao

Mr. Sanding Tao, age 40, Chief Financial Officer of the Company and of Huifeng. Mr. Tao served as VP of Finance and CFO for various technology and bio-tech firms before he joined Huifeng in 2003. From 1998 - 2000, Mr. Tao served as Chief Financial Officer for Xi’an Lan Xi Science & Technology, Inc.; and from 2000 -2003, Mr. Tao served as Chief Financial Officer for Xi’an XingYi Science & Technology, Inc. Mr. Tao is a graduate of Chinese Southern Financial College.

Xinwen Hou

Mr. Xinwen Hou, age 40, Director and Secretary of the Company, currently also as vice manager for Huifeng Biochemistry Joint Stock Company ("Huifeng") in Xi’an, China. Mr. Hou held various leadership positions in different public companies in China before he joined Huifeng in January 2004. From 1997 - 2003, Mr. Hou served as Company Secretary for De Li Bang Pharmaceutical Inc., which is listed on China's A share stock exchange. He is also a reputable economist. He graduated from Xi’an Transportation University with a major in Business Administration.

Committees of the Board of Directors

The Company currently does not have any committee of the Board of Directors. The Company's Board of Directors acts as its audit committee, and it meets prior to filing of any quarterly and annual reports to approve those filings. In addition, the committee meets to discuss audit plans and anticipated fees for audit and tax work prior to the commencement of that work.

Code of Ethics

A Code of Business Conduct and Ethics is a written standard designed to deter wrongdoing and to promote (a) honest and ethical conduct, (b) full, fair, accurate, timely and understandable disclosure in regulatory filings and public statements, (c) compliance with applicable laws, rules and regulations, (d) the prompt reporting violation of the code and (e) accountability for adherence to the Code. We are not currently subject to any law, rule or regulation requiring that we adopt a Code of Ethics. However, we have adopted a code of ethics that applies to our principal executive officer, chief financial officer, principal accounting officer or controller, or persons performing similar functions. Such code of ethics will be provided to any person without charge, upon request, a copy of such code of ethics by sending such request to us at our principal office.

Legal Proceeding

We are currently not involved in any litigation that could have a material adverse effect on our financial condition or results of operations. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the executive officers of our company or any of our subsidiaries, threatened against or affecting our company, our common stock, any of the Company’s subsidiaries or of the Company's subsidiaries' officers or directors in their capacities as such, in which an adverse decision could have a material adverse effect.

Shareholder Communications

The Company's Board of Director is considering the process by which security holders may communicate with the Board of Directors. If such a policy is by the Board of Directors, the policy and procedure will be posted in the Investor Relations section of our website.

Director Compensation

The directors and executives of the Company received no compensation from the Company for the fiscal year ended December 31, 2007. The Company currently has no agreements for compensation of its executives, and has no stock option plan or other equity compensation plan for its employees.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of common stock as of March 19, 2008 by each person known to us to own beneficially more than 5% of our common stock, each of our directors, each of our named executive officers; and all executive officers and directors as a group. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares of Common Stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of stock. The percentage of beneficial ownership is based upon 18,466,169 shares of Common Stock outstanding as of March 19, 2008. Unless otherwise identified, the address of the directors, officers and 5% beneficial owners of the Company listed above is 16B/F Ruixin Road Bldg. No. 25 Gaoxin Road, Xi’an 710075 Shaanxi Province, China.

Name	Position Held	Shares Owned	% Owned

Jingan Wang	Chief Executive Officer	7,305,074	39.56%
Sanding Tao	Chief Financial Officer	325,442	1.76%
Xinwen Hou	Director and Secretary	325,442	1.76%
All directors and executive officers as a group		7,955,958	43.08%

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board of Directors currently consists of three (3) directors. At each annual meeting of stockholders, directors are elected annually and until their respective successors are duly qualified and elected to succeed those directors whose terms expire on the annual meeting dates or such earlier date of resignation or removal.

Board Independence

The Board of Directors has determined that all of its current directors, including all directors standing for reelection are not independent directors within the meaning set forth in the Rules of The American Stock Exchange, as currently in effect.

Nominees

The Board of Directors approved Jiang’an Wang, Sanding Tao, and Xinwen Hou as nominees for election at the Annual Meeting to the Board of Directors. If elected, Jiang’an Wang, Sanding Tao, and Xinwen Hou will serve as directors until our annual meeting in 2008, and until a successor is qualified and elected or earlier resignation or removal. Each of the nominees is currently a director of the Company. Please see “Nominees for Election” as Directors on page 6 of this Proxy Statement for information concerning our incumbent directors standing for re-election.

Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees set forth above. If the nominees are unable or decline to serve as a director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by the Board of Directors. We are not aware of any reason that a nominee would be unable or unwilling to serve as a director.

Vote Required

If a quorum is present, the nominees receiving the highest number of votes will be elected to the Board of Directors. Abstentions and broker non-votes will have no effect on the election of directors. Proxies may not be voted for a greater number of persons than the number of nominees named.

THE MEMBERS OF YOUR BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” THE ELECTION OF THESE NOMINEES.

PROPOSAL TWO:

RATIFICATION OF AUDITORS

The Audit Committee has selected of Jimmy C.H. Cheung & Co, independent auditors, to audit the financial statements of the Company and its subsidiaries for the year ending December 31, 2007 and recommends that stockholders vote for ratification of such appointment. Although action by stockholders is not required by law, the Company has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding the selection, the Audit Committee, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Audit Committee feels that such a change would be in the best interest of the Company and its stockholders. In the event of a negative vote on ratification, the Audit Committee will reconsider its selection.

Jimmy C.H. Cheung & Co was first appointed in fiscal year 2004, and has audited our financial statements for fiscal years 2006 and 2007. We expect that representatives of Jimmy C.H. Cheung & Co will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire. The aggregate fees billed for services rendered by Jimmy C.H. Cheung & Co during the years ended December 31, 2007 and 2006 are described below under the caption “Principal Accountant Fees and Services.”

Principal Accountant Fees and Services

Auditor Fees and Services in Our 2007 and 2006 Fiscal Years

Our registered independent public accounting firm is Jimmy C.H. Cheung & Co. The fees billed by Jimmy C.H. Cheung & Co in 2007 and 2006 were as follows:

	2007	2006
Audit Fees	$74,000	$68,550
Audit-Related Fees	-	-
Total Audit and Audit-Related Fees	74,000	68,550
Tax Fees	-	-
All Other Fees	-	-

Total for independent public audit firms	$74,000	$68,550

Audit Fees consist of fees billed for professional services rendered for the audit of the Company's consolidated annual financial statements, and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Jimmy C.H. Cheung & Co in connection with statutory and regulatory filings or engagements.

Audit-Related Fees include the audits of employee benefit plans and accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit Fees." Tax Fees include tax compliance, tax advice and tax planning services. These services related to the preparation of various state and federal tax returns and review of Section 409A compliance.

Vote Required

If a quorum is present, the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting will be required to ratify the selection of Jimmy C.H. Cheung & Co. as our independent auditors. Abstentions will have the effect of a vote “against” the ratification of Jimmy C.H. Cheung & Co. as our independent auditors. Broker non-votes will have no effect on the outcome of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE RATIFICATION OF JIMMY C.H. CHEUNG & CO. AS THE COMPANY’S INDEPENDENT AUDITORS.

EXECUTIVE OFFICERS

Set forth below is information regarding our directors and the nominees as of June 3, 2008:

Name	Age	Position	Director Since*

Jing’an Wang	48	Chief Executive Officer and Director	2004

Sanding Tao	40	Chief Financial Officer and Director	2004

Xinwen Hou	40	Secretary and Director	2004

Jingan Wang

Mr. Jingan Wang, age 48, Chief Executive Officer of the Company, is the founder and currently serves as President of Huifeng. Mr. Wang has over fifteen years of experience in accounting and financial management area. Mr. Wang has served as Accounting Supervisors and Chief Financial Officers for various companies during his professional career. Before Mr. Wang founded Huifeng in 2000, he was the Chief Financial Officer for Wei Xing Enterprises from 1999 to 2000. In 2004, he was awarded "the Entrepreneur of the Year" by the Xian Hi Tech Development Zone. Mr. Wang is also a certified public accountant.

Sanding Tao

Mr. Sanding Tao, age 40, Chief Financial Officer of the Company and of Huifeng. Mr. Tao served as VP of Finance and CFO for various technology and bio-tech firms before he joined Huifeng in 2003. From 1998 - 2000, Mr. Tao served as Chief Financial Officer for Xian Lan Xi Science & Technology, Inc.; and from 2000 -2003, Mr. Tao served as Chief Financial Officer for Xian Xing Yi Science & Technology, Inc. Mr. Tao is a graduate of Chinese Southern Financial College.

Xinwen Hou

Mr. Xinwen Hou, age 40, Director and Secretary of the Company, currently also as vice manager for Huifeng Biochemistry Joint Stock Company ("Huifeng") in Xi’an, China. Mr. Hou held various leadership positions in different public companies in China before he joined Huifeng in January 2004. From 1997 - 2003, Mr. Hou served as Company Secretary for De Li Bang Pharmaceutical Inc., which is listed on China's A share stock exchange. He is also a reputable economist. He graduated from Xian Transportation University with a major in Business Administration.

EXECUTIVE COMPENSATION

The directors and executives of the Company received no compensation from the Company for the fiscal year ended December 31, 2007. The Company currently has no agreements for compensation of its executives, and has no stock option plan or other equity compensation plan for its employees.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

There are currently no employment contracts with our named executive officers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish our Company with copies of all Section 16(a) reports they file. We believe that, during fiscal 2007, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements. In making this statement, we have relied upon examination of the copies of Forms 3, 4 and 5, and amendments thereto, provided to Huifeng Bio-Pharmaceutical Technology, Inc. and the written representations of its directors and executive officers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There were no transactions with related persons during 2007.

All directors of the Company are executive officers of the Company. None of the directors is independent.

OTHER MATTERS

Management does not know of any matter to be brought before the Meeting, other than the matters described in the Notice of Annual Meeting accompanying this Proxy Statement. The persons named in the form of proxy solicited by the Board will vote all proxies which have been properly executed, and if any matters not set forth in the Notice of Annual Meeting are properly brought before the meeting, such persons will vote thereon in accordance with their best judgment.

HOUSEHOLDING

We have adopted a procedure approved by the Securities and Exchange Commission called “householding.” Under this procedure, a householding notice will be sent to stockholders who have the same address and last name and they will receive only one copy of our annual report and proxy statement unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure reduces our printing costs and postage fees. Each stockholder who participates in householding will continue to receive a separate proxy card.

If any stockholders in your household wish to receive a separate annual report and a separate proxy statement, they may request by writing to: Huifeng Bio-Pharmaceutical Technology, Inc., 16B/F Ruixin Bldg. No. 25 Gaoxin Road Xi An 710075 Shaanxi Province, China. Other stockholders who have multiple accounts in their names or who share an address with other stockholders can authorize us to discontinue mailings of multiple annual reports and proxy statements by calling or writing to Investor Relations.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jing’an Wang
Jing’an Wang Chief Executive Officer
July 3, 2008

HUIFENG BIO-PHARMACEUTICAL TECHNOLOGY, INC.

Annual Meeting of Stockholders
Monday, July 28, 2008
10:00 a.m., Pacific Standard Time
16B/F Ruixin Bldg. No. 25
Gaoxin Road Xi An 710075
Shaanxi Province, China

HUIFENG BIO-PHARMACEUTICAL TECHNOLOGY, INC.	Proxy

This Proxy is solicited by the Board of Directors for use at the Annual Meeting on Monday, July 28, 2008.

The shares of common stock you hold in your account as of record on July 3, 2008, will be voted as you specify on the reverse side.

If no choice is specified, the Proxy will be voted “FOR” items 1, 2 and 3.

By signing the Proxy, you revoke all prior Proxies and appoint Jiang’an Wang, Sanding Tao, and Xinwen Hou, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting or any adjournment or postponement thereof.

SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

There are two ways to vote your Proxy.

VOTE BY FAX

•	Complete, sign and date the enclosed proxy card and fax front and back to Interwest Transfer Co., Inc. (801) 277-3147;

VOTE BY MAIL

•
Mark, sign and date your Proxy Card and return it in the postage-paid envelope provided or return it to Huifeng Bio-Pharmaceutical Technology, Inc., c/o Interwest Transfer Co., Inc., P.O. Box 17136, Salt Lake City, Utah 84117.

PLEASE DETACH PROXY CARD HERE
(Mark only one box below)

1. Election of Directors

	01 Jiang’an Wang	☐ FOR the nominees (except as marked below)

02 Sanding Tao

	03 Xinwen Hou	☐ WITHHOLD AUTHORITY to vote for the Nominees
(Instruction: To withhold authority to vote
for any individual nominee, print the
name(s) or number(s) of the nominee(s) on
the line provided to the right. If this Proxy
is executed in such a manner as not to
withhold authority to vote for the
election of any nominee, this Proxy shall
be deemed to grant such authority.)

2.	Ratification of Jimmy C.H. Cheung & Co., independent auditors.

☐ FOR

☐ AGAINST

☐ ABSTAIN

3.	Upon such other matters as may come before said meeting or any adjournments thereof, in the discretion of the Proxy holders.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder(s). If no direction is made, this Proxy will be voted “FOR” each proposal.

Date:

Signature

Signature

Please sign exactly as name(s) appear on this Proxy. Joint owners should each sign personally. Corporation Proxies should be signed by authorized officer. When signing as executors, administrators, trustees, etc., give full title.

Address Change? Mark box and indicate changes above. ☐